EXHIBIT 99.1
Pega’s AI Innovation Drives Strong ACV Growth and Record Cash Flow in Q4 2024
•Operating cash flow grows to $346 million and free cash flow grows to $338 million in 2024
•Annual Contract Value (ACV) grows 9% year over year (11% in constant currency)
•Pega Cloud ACV grows 18% year over year (21% in constant currency)
•2025 guidance of 12% ACV growth, $455 million in cash flow from operations, and $440 million in free cash flow
WALTHAM, Mass. — February 12, 2025 — Pegasystems Inc. (NASDAQ: PEGA), the Enterprise Transformation Company™, released its financial results for the fourth quarter and full-year 2024.
“2024 was a transformative year for Pega, the industry, and our clients,” said Alan Trefler, Pega founder and CEO. “Our team’s impressive performance drove the introduction of the most innovative solutions in our history. The reaction from our clients and partners has been remarkable, leading to deeper engagement and new opportunities.
“We met or exceeded our financial objectives for 2024 including becoming a Rule of 40 company,” said Ken Stillwell, Pega COO and CFO. “We’re committed to accelerating growth and free cash flow in 2025 and beyond.”
Financial and performance metrics (1)
Reconciliation of ACV and Constant Currency ACV

(in millions, except percentages)	December 31, 2023	December 31, 2024	1-Year Change
ACV	$1,255	$1,372	9%
Impact of changes in foreign exchange rates	—	23
Constant currency ACV	$1,255	$1,395	11%
Note: Constant currency ACV is calculated by applying the December 31, 2023 foreign exchange rates to all periods shown.

1 Refer to the schedules at the end of this release for additional information, including a reconciliation of GAAP and non-GAAP measures.

EXHIBIT 99.1
(continued)
Cash Flow Growth

(Dollars in thousands, except per share amounts)	Three Months Ended December 31,			Year Ended December 31,
	2024	2023	Change	2024	2023	Change
Total revenue	$490,830	$474,233	3%	$1,497,180	$1,432,616	5%
Net income - GAAP	$119,090	$142,665	(17)%	$99,189	$67,808	46%
Net income - non-GAAP	$147,953	$152,141	(3)%	$270,542	$210,159	29%
Diluted earnings per share - GAAP	$1.25	$1.61	(22)%	$1.11	$0.73	52%
Diluted earnings per share - non-GAAP	$1.61	$1.77	(9)%	$3.03	$2.48	22%

(Dollars in thousands)	Three Months Ended December 31,				Change		Year Ended December 31,				Change
	2024		2023				2024		2023
Pega Cloud	$149,638	30%	$120,346	25%	$29,292	24%	$558,734	37%	$461,328	32%	$97,406	21%
Maintenance	81,257	17%	86,646	18%	(5,389)	(6)%	323,304	22%	331,856	24%	(8,552)	(3)%
Subscription services	230,895	47%	206,992	43%	23,903	12%	882,038	59%	793,184	56%	88,854	11%
Subscription license	204,697	42%	207,559	44%	(2,862)	(1)%	398,102	27%	407,625	28%	(9,523)	(2)%
Subscription	435,592	89%	414,551	87%	21,041	5%	1,280,140	86%	1,200,809	84%	79,331	7%
Consulting	52,822	11%	54,310	12%	(1,488)	(3)%	213,273	14%	221,706	15%	(8,433)	(4)%
Perpetual license	2,416	—%	5,372	1%	(2,956)	(55)%	3,767	—%	10,101	1%	(6,334)	(63)%
Total revenue	$490,830	100%	$474,233	100%	$16,597	3%	$1,497,180	100%	$1,432,616	100%	$64,564	5%

2025 Guidance (1)
As of February 12, 2025, we are providing the following guidance:

2025
Annual contract value growth	12%

	2025
	GAAP	Non-GAAP (1)
Revenue	$1.6 Billion	$1.6 Billion
Diluted earnings per share	$1.60	$3.10

2025
Cash provided by operating activities	$455 million
Free cash flow	$440 million
(1) A reconciliation of our GAAP and Non-GAAP guidance is contained in the financial schedules at the end of this release.
Quarterly conference call
A conference call and audio-only webcast will be conducted at 8:00 a.m. EST on Thursday, February 13, 2025.
Members of the public and investors are invited to join the call and participate in the question and answer session by dialing 1 (800) 715-9871 (domestic) or 1 (646) 307-1963 (international) and using Conference ID 3830305, or via https://events.q4inc.com/attendee/343473625 by logging onto www.pega.com at least five minutes prior to the event's broadcast and clicking on the webcast icon in the Investors section.
Discussion of non-GAAP financial measures
Our non-GAAP financial measures should only be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. We believe that these measures help investors understand our core operating results and prospects, which is consistent with how management measures and forecasts our performance without the effect of often one-time charges and other items outside our normal operations. Management uses these measures to assess the performance of the company's operations and establish operational goals and incentives. They are not a substitute for financial measures prepared under U.S. GAAP. Refer to the schedules at the end of this release for additional information, including a reconciliation of GAAP and non-GAAP measures.
Forward-looking statements
Certain statements in this press release may be "forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.
Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, intends to, projects, forecasts, guidance, likely, and usually or variations of such words and other similar expressions identify forward-looking statements. These statements represent our views only as of the date the statement was made and are based on current expectations and assumptions.
Forward-looking statements deal with future events and are subject to risks and uncertainties that are difficult to predict, including, but not limited to:
•our future financial performance and business plans;
•the adequacy of our liquidity and capital resources;
•the successful execution of investments in artificial intelligence;
•the continued payment of our quarterly dividends;
•the timing of revenue recognition;
•variation in demand for our products and services, including among clients in the public sector;
•reliance on key personnel;
•reliance on third-party service providers, including hosting providers;
•compliance with our debt obligations and covenants;
•foreign currency exchange rates;
•potential legal and financial liabilities, as well as damage to our reputation, due to cyber-attacks;
•security breaches and security flaws;

•our ability to protect our intellectual property rights, costs associated with defending such rights, intellectual property rights claims, and other related claims by third parties against us, including related costs, damages, and other relief that may be granted against us;
•our ongoing litigation with Appian Corp.;
•our client retention rate; and
•management of our growth.
These risks and others that may cause actual results to differ materially from those expressed in such forward-looking statements are described further in Part I of our Annual Report on Form 10-K for the year ended December 31, 2024, and other filings we make with the U.S. Securities and Exchange Commission (“SEC”).
Investors are cautioned not to place undue reliance on such forward-looking statements, and there are no assurances that the results included in such statements will be achieved. Although subsequent events may cause our view to change, except as required by applicable law, we do not undertake and expressly disclaim any obligation to publicly update or revise these forward-looking statements, whether as the result of new information, future events, or otherwise.
Any forward-looking statements in this press release represent our views as of February 12, 2025.

About Pegasystems
Pega is The Enterprise Transformation Company that helps organizations Build for Change® with enterprise AI decisioning and workflow automation. Many of the world’s most influential businesses rely on our platform to solve their most pressing challenges, from personalizing engagement to automating service to streamlining operations. Since 1983, we’ve built our scalable and flexible architecture to help enterprises meet today’s customer demands while continuously transforming for tomorrow. For more information on Pega (NASDAQ: PEGA), visit www.pega.com.
Press contact:
Lisa Pintchman
VP, Corporate Communications
lisapintchman.rogers@pega.com
617-866-6022
Twitter: @pega
Investor contact:
Peter Welburn
VP, Corporate Development & Investor Relations
PegaInvestorRelations@pega.com
617-498-8968
All trademarks are the property of their respective owners.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenue
Subscription services	$230,895	$206,992	$882,038	$793,184
Subscription license	204,697	207,559	398,102	407,625
Consulting	52,822	54,310	213,273	221,706
Perpetual license	2,416	5,372	3,767	10,101
Total revenue	490,830	474,233	1,497,180	1,432,616
Cost of revenue
Subscription services	40,988	34,697	149,918	144,250
Subscription license	384	635	1,888	2,606
Consulting	60,978	55,298	238,842	231,560
Perpetual license	5	16	17	67
Total cost of revenue	102,355	90,646	390,665	378,483
Gross profit	388,475	383,587	1,106,515	1,054,133
Operating expenses
Selling and marketing	139,655	133,924	534,780	559,177
Research and development	76,379	71,250	298,074	295,512
General and administrative	28,207	22,850	112,848	96,743
Litigation settlement, net of recoveries	—	—	32,403	—
Restructuring	1,245	297	4,528	21,747
Total operating expenses	245,486	228,321	982,633	973,179
Income from operations	142,989	155,266	123,882	80,954
Foreign currency transaction gain (loss)	6,318	(1,271)	(912)	(5,242)
Interest income	6,944	3,428	25,779	9,259
Interest expense	(1,788)	(1,647)	(6,835)	(6,876)
Gain (loss) on capped call transactions	4	(899)	(663)	(1,348)
Other (loss) income, net	(299)	25	1,385	18,693
Income before provision for income taxes	154,168	154,902	142,636	95,440
Provision for income taxes	35,078	12,237	43,447	27,632
Net income	$119,090	$142,665	$99,189	$67,808
Earnings per share
Basic	$1.38	$1.71	$1.16	$0.82
Diluted	$1.25	$1.61	$1.11	$0.73
Weighted-average number of common shares outstanding
Basic	86,000	83,654	85,265	83,162
Diluted	95,636	89,447	89,634	84,914

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$337,103	$229,902
Marketable securities	402,870	193,436
Total cash, cash equivalents, and marketable securities	739,973	423,338
Accounts receivable, net	305,468	300,173
Unbilled receivables, net	173,085	237,379
Other current assets	115,178	68,137
Total current assets	1,333,704	1,029,027
Long-term unbilled receivables, net	61,407	85,402
Goodwill	81,113	81,611
Other long-term assets	292,049	314,696
Total assets	$1,768,273	$1,510,736
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,226	$11,290
Accrued expenses	31,544	39,941
Accrued compensation and related expenses	138,042	126,640
Deferred revenue	423,910	377,845
Convertible senior notes, net	467,470	—
Other current liabilities	18,866	21,343
Total current liabilities	1,086,058	577,059
Long-term convertible senior notes, net	—	499,368
Long-term operating lease liabilities	67,647	66,901
Other long-term liabilities	29,088	13,570
Total liabilities	1,182,793	1,156,898
Total stockholders’ equity	585,480	353,838
Total liabilities and stockholders’ equity	$1,768,273	$1,510,736

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2024	2023
Net income	$99,189	$67,808
Adjustments to reconcile net income to cash provided by operating activities
Non-cash items	227,582	227,983
Change in operating assets and liabilities, net	19,155	(78,006)
Cash provided by operating activities	345,926	217,785
Cash (used in) investing activities	(202,576)	(50,750)
Cash (used in) financing activities	(30,214)	(81,963)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(4,434)	2,701
Net increase in cash, cash equivalents, and restricted cash	108,702	87,773
Cash, cash equivalents, and restricted cash, beginning of period	232,827	145,054
Cash, cash equivalents, and restricted cash, end of period	$341,529	$232,827

PEGASYSTEMS INC.
RECONCILIATION OF SELECTED GAAP AND NON-GAAP MEASURES
(in thousands, except percentages and per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2024	2023	Change	2024	2023	Change
Net income - GAAP	$119,090	$142,665	(17)%	$99,189	$67,808	46%
Stock-based compensation (1)	34,500	33,269		142,718	143,352
Restructuring	1,245	297		4,528	21,747
Legal fees	4,499	2,817		18,713	13,883
Litigation settlement, net of recoveries	—	—		32,403	—
Amortization of intangible assets	700	963		3,153	3,940
Interest on convertible senior notes	594	615		2,451	2,603
Capped call transactions	(4)	899		663	1,348
Repurchases of convertible senior notes	(459)	—		(459)	(7,855)
Foreign currency transaction (gain) loss	(6,318)	1,271		912	5,242
Other	759	19		(869)	(10,266)
Income taxes (2)	(6,653)	(30,674)		(32,860)	(31,643)
Net income - non-GAAP	$147,953	$152,141	(3)%	$270,542	$210,159	29%

Diluted earnings per share - GAAP	$1.25	$1.61	(22)%	$1.11	$0.73	52%
non-GAAP adjustments	0.36	0.16		1.92	1.75
Diluted earnings per share - non-GAAP	$1.61	$1.77	(9)%	$3.03	$2.48	22%

Diluted weighted-average number of common shares outstanding - GAAP	95,636	89,447	7%	89,634	84,914	6%
Capped call transactions	(3,553)	(3,719)		(214)	(235)
Diluted weighted-average number of common shares outstanding - non-GAAP	92,083	85,728	7%	89,420	84,679	6%
Our non-GAAP financial measures reflect the following adjustments:
•Stock-based compensation: We have excluded stock-based compensation from our non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance, excluding stock-based compensation.
•Restructuring: We have excluded restructuring from our non-GAAP financial measures. Restructuring fluctuates in amount and frequency and is significantly affected by the timing and size of our restructuring activities. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as these amounts are not representative of our core business operations and ongoing operational performance.
•Legal fees: Legal and related fees arising from proceedings outside the ordinary course of business. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Litigation settlement, net of recoveries: Cost to settle litigation, net of insurance recoveries, arising from proceedings outside the ordinary course of business. See "Note 20. Commitments And Contingencies" in our Annual Report on Form 10-K for the year ended December 31, 2024 for additional information. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Amortization of intangible assets: We have excluded the amortization of intangible assets from our non-GAAP operating expenses and profitability measures. Amortization of intangible assets fluctuates in amount and frequency and is significantly affected by the timing and size of acquisitions. Investors should note that intangible assets contributed to our revenues recognized during the periods presented and are expected to contribute to future revenues. Amortization of intangible assets is likely to recur in future periods. We believe excluding these amounts provides a useful comparison of our operational performance in different periods.

•Interest on convertible senior notes: In February 2020, we issued convertible senior notes, due March 1, 2025, in a private placement. We believe that excluding the amortization of issuance costs provides a useful comparison of our operational performance in different periods.
•Capped call transactions: We have excluded gains and losses related to our capped call transactions held at fair value under U.S. GAAP. The capped call transactions are expected to reduce common stock dilution and/or offset any potential cash payments we must make, other than for principal and interest, upon conversion of the convertible senior notes. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Repurchases of convertible senior notes: We have excluded gains from the repurchases of Convertible Senior Notes. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Foreign currency transaction (gain) loss: We have excluded foreign currency transaction gains and losses from our non-GAAP profitability measures. Foreign currency transaction gains and losses fluctuate in amount and frequency and are significantly affected by foreign exchange market rates. Foreign currency transaction gains and losses are likely to recur in future periods. We believe excluding these amounts provides a useful comparison of our operational performance in different periods.
•Other: We have excluded gains and losses from our venture investments and expenses incurred due to the cancellation of in-person sales and marketing events. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Diluted weighted-average number of common shares outstanding:
•Capped call transactions: In periods of GAAP income, the shares that would be issued if the Company’s Convertible Senior Notes were fully converted to common shares are included in the diluted weighted-average shares outstanding. The capped call transactions are expected to reduce common stock dilution and/or offset any potential cash payments the Company must make, other than for principal and interest, upon conversion of the convertible senior notes, with such reduction and/or offset subject to a cap of $196.44. We believe that including the expected impact of the capped call transactions in our non-GAAP financial measures provides a useful comparison of our operational performance in different periods.
(1) Stock-based compensation:

	Three Months Ended December 31,		Year Ended December 31,
(Dollars in thousands)	2024	2023	2024	2023
Cost of revenue	$6,795	$6,497	$27,353	$28,994
Selling and marketing	13,463	14,265	55,084	57,675
Research and development	7,059	6,753	29,838	31,039
General and administrative	7,183	5,754	30,443	25,644
	$34,500	$33,269	$142,718	$143,352
Income tax benefit	$(422)	$(618)	$(1,799)	$(2,187)
(2) Effective income tax rates:

	Year Ended December 31,
	2024	2023
GAAP	30%	29%
non-GAAP	22%	22%
Our GAAP effective income tax rate is subject to significant fluctuations due to several factors, including our stock-based compensation plans, research and development tax credits, and the valuation allowance on our deferred tax assets in the U.S. and U.K. We determine our non-GAAP income tax rate using applicable rates in taxing jurisdictions and assessing certain factors, including historical and forecasted earnings by jurisdiction, discrete items, and ability to realize tax assets. We believe it is beneficial for our management to review our non-GAAP results consistent with our annual plan's effective income tax rate as established at the beginning of each year, given tax rate volatility. See "Note 18. Income Taxes" in our Annual Report on Form 10-K for the year ended December 31, 2024 for additional information.

PEGASYSTEMS INC.
RECONCILIATION OF FREE CASH FLOW (1) AND OTHER METRICS
(in thousands, except percentages)

	Year Ended December 31,		Change
	2024	2023
Cash provided by operating activities	$345,926	$217,785	59%
Investment in property and equipment	(7,712)	(16,781)
Free cash flow (1)	$338,214	$201,004	68%

Supplemental information (2)
Litigation settlement, net of recoveries	$32,403	$—
Legal fees	16,197	14,645
Restructuring	5,252	29,401
Interest on convertible senior notes	3,810	4,134
Other	—	601
Income taxes	82,317	11,664
	$139,979	$60,445
(1) Our non-GAAP free cash flow is defined as cash provided by operating activities less investment in property and equipment. Investment in property and equipment fluctuates in amount and frequency and is significantly affected by the timing and size of investments in our facilities. We provide information on free cash flow to enable investors to assess our ability to generate cash without incurring additional external financings. This information is not a substitute for financial measures prepared under U.S. GAAP.
(2) The supplemental information discloses items that affect our cash flows and are considered by management not to be representative of our core business operations and ongoing operational performance.
•Litigation settlement, net of recoveries: Cost to settle litigation, net of insurance recoveries, arising from proceedings outside the ordinary course of business. See "Note 20. Commitments And Contingencies" in our Annual Report on Form 10-K for the year ended December 31, 2024 for additional information.
•Legal fees: Legal and related fees arising from proceedings outside the ordinary course of business.
•Restructuring: Restructuring fluctuates in amount and frequency and is significantly affected by the timing and size of our restructuring activities.
•Interest on convertible senior notes: In February 2020, we issued convertible senior notes, due March 1, 2025, in a private placement. The convertible senior notes accrue interest at an annual rate of 0.75%, payable semi-annually in arrears on March 1 and September 1.
•Other: Fees related to canceled in-person sales and marketing events.
•Income taxes: Direct income taxes paid net of refunds received.
PEGASYSTEMS INC.
ANNUAL CONTRACT VALUE
(in thousands, except percentages)

Annual contract value (“ACV”) - Annual Contract Value (“ACV”) represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV. ACV is a performance measure that we believe provides useful information to our management and investors.

	December 31, 2024	December 31, 2023	Change		Constant Currency Change
Pega Cloud	$652,443	$552,998	$99,445	18%	21%
Maintenance	291,807	324,091	(32,284)	(10)%	(8)%
Subscription services	944,250	877,089	67,161	8%	10%
Subscription license	427,268	377,794	49,474	13%	14%
	$1,371,518	$1,254,883	$116,635	9%	11%

PEGASYSTEMS INC.
BACKLOG
(in thousands, except percentages)

Remaining performance obligations (“Backlog”) - Expected future revenue from existing non-cancellable contracts:
As of December 31, 2024:

	Subscription services		Subscription license	Perpetual license	Consulting	Total
	Pega Cloud	Maintenance
1 year or less	$525,133	$230,866	$88,880	$317	$50,519	$895,715	56%
1-2 years	328,234	65,461	10,874	—	3,297	407,866	25%
2-3 years	159,536	24,598	733	—	125	184,992	11%
Greater than 3 years	114,256	19,935	678	—	50	134,919	8%
	$1,127,159	$340,860	$101,165	$317	$53,991	$1,623,492	100%
% of Total	70%	21%	6%	—%	3%	100%
Change since December 31, 2023
	$166,895	$(33,694)	$20,068	$(2,410)	$9,265	$160,124
	17%	(9)%	25%	(88)%	21%	11%
As of December 31, 2023:

	Subscription services		Subscription license	Perpetual license	Consulting	Total
	Pega Cloud	Maintenance
1 year or less	$446,160	$245,271	$62,070	$2,284	$39,810	$795,595	54%
1-2 years	279,474	67,720	9,138	443	2,020	358,795	25%
2-3 years	144,453	37,142	9,789	—	2,896	194,280	13%
Greater than 3 years	90,177	24,421	100	—	—	114,698	8%
	$960,264	$374,554	$81,097	$2,727	$44,726	$1,463,368	100%
% of Total	66%	25%	6%	—%	3%	100%

PEGASYSTEMS INC.
RECONCILIATION OF GAAP BACKLOG AND CONSTANT CURRENCY BACKLOG
(in millions, except percentages)

	December 31, 2023	December 31, 2024	1 Year Growth Rate
Backlog - GAAP	$1,463	$1,623	11%
Impact of changes in foreign exchange rates	—	39
Constant currency backlog	$1,463	$1,662	14%
Note: Constant currency Backlog is calculated by applying the December 31, 2023 foreign exchange rates to all periods shown.

PEGASYSTEMS INC.
RECONCILIATION OF FORWARD-LOOKING GUIDANCE
(in millions, except percentages and per share amounts)

2025
Annual contract value growth	12%

Revenue (GAAP and Non-GAAP)	$1,600

Net Income - GAAP	$149
Stock-based compensation	147
Legal fees	25
Incomes taxes	(32)
Net Income - Non-GAAP	$289

Diluted earnings per share - GAAP	$1.60
Non-GAAP adjustments	1.50
Diluted earnings per share - non-GAAP	$3.10

Diluted weighted-average number of common shares outstanding (GAAP and Non-GAAP)	93.1

2025

Cash provided by operating activities	$455
Investment in property and equipment	(15)
Free cash flow	$440

Supplemental information
Legal fees	$25
Income taxes (1)	50
$75
(1) Evolving U.S. tax legislation may impact the amount of tax payments.